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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT






                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported):  June 16, 1998
                                                  ---------------



                     Wells-Gardner Electronics Corporation
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Illinois                   1-8250                   36-1944630
----------------------------        ------------            ------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)


            2701 North Kildare Avenue, Chicago, IL        60639
            --------------------------------------        -----
            (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (773)252-8220
                                                           -------------


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

(a) Effective June 5, 1998, Registrant purchased certain of the assets of Coin Controls, Inc. ("Coin Controls"), an Illinois corporation, and Coin Controls Limited ("Limited"), a company organized under the laws of the United Kingdom and sole shareholder of Coin Controls, for an aggregate purchase price of $3.350 million, payable in cash.

         The purchase price in this transaction was paid out of proceeds from Registrant's Installment Note pursuant to the Loan Agreement by and between Registrant and American National Bank and Trust Company of Chicago dated June 5, 1998.

(b) Certain of the assets acquired pursuant to this transaction constitute equipment or other physical property used by Coin Controls and Limited in its business as designers and manufacturers of coin doors and related mechanical mechanism products. The Registrant will continue to use these assets for the same purpose.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Audited financial statements of Coin Controls required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(b)      Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(c)      Exhibits.

         2.1 Asset Purchase Agreement by and among Wells-Gardner Electronics Corporation, Coin Controls, Inc. and Coin Controls Limited, dated as of June 5, 1998.

         2.2 Loan Agreement by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         2.3 London Interbank Offered Rate Agreement by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         2.4 Installment Note by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

         2.5 Revolving Note by and between Wells-Gardner Electronics Corporation and American National Bank and Trust Company of Chicago, dated as of June 5, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS-GARDNER
                                        ELECTRONICS CORPORATION



Dated:  June 16, 1998                   By: /s/ George B. Toma
                                           -------------------------------------
                                           George B. Toma
                                           Vice President of Finance, Chief
                                           Financial Officer & Treasurer




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                                  Exhibit Index



                                                                   Sequential
                                                                      Page
  Exhibit #                      Item                                Number
-------------      --------------------------------               ------------
    2.1            Asset Purchase Agreement by and                     5
                   among Wells-Gardner Electronics
                   Corporation, Coin Controls,
                   Inc. and Coin Controls Limited,
                   dated as of June 5, 1998.

    2.2            Loan Agreement by and between                      55
                   Wells-Gardner Electronics
                   Corporation and American
                   National Bank and Trust Company
                   of Chicago, dated as of June 5,
                   1998.

    2.3            London Interbank Offered Rate                      66
                   Agreement by and between Wells-
                   Gardner Electronics Corporation
                   and American National Bank and
                   Trust Company of Chicago, dated
                   as of June 5, 1998.

    2.4            Installment Note by and between                    70
                   Wells-Gardner Electronics
                   Corporation and American
                   National Bank and Trust Company
                   of Chicago, dated as of June 5,
                   1998.

    2.5            Revolving Note by and between                      73
                   Wells-Gardner Electronics
                   Corporation and American
                   National Bank and Trust Company
                   of Chicago, dated as of June 5,
                   1998.



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